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                       COHEN & STEERS REALTY SHARES, INC.

October 16, 1997

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Realty Shares, Inc. for the quarter and nine months ended September 30, 1997. The net asset value per share at that date was $51.77. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on September 22, 1997 and paid on September 23, 1997.

INVESTMENT REVIEW

     Real estate securities recorded exceptional performance in the third quarter on both an absolute and relative basis. Returns for the quarter exceeded those of both the stock and bond markets largely because REIT share prices held up extremely well in August when stocks and bonds both experienced meaningful price declines. For the quarter and nine-months ended September 30, 1997, the Fund had a total return, based on income and change in net asset value, of 10.8% and 18.3%, respectively. As we have mentioned in the past, the low correlation of REITs to other assets continues to attract a great deal of interest from investors seeking portfolio diversification. As has been the case for most of the past two years, the Hotel and Office sectors were once again the best performing groups. Their returns reflect the extraordinarily positive supply/demand dynamics that both property types enjoy as well as the substantial investment opportunities available to the companies focused on them.

     Perhaps even more significant than the excellent returns of the past several months is that a large number of historic events have taken place in the REIT industry. We believe that these events will affect the industry for a long time to come. Most importantly, there has been an acceleration in the transfer of property ownership from private to public hands. Barely a week has gone by without the announcement of a major, often as much as a $1 billion portfolio acquisition by a REIT. (For perspective, it is important to bear in mind that until very recently, few if any REITs held that much property altogether.) These acquisitions often involve the purchase of or merger with established private companies. Examples include Cali Realty's $1.2 billion purchase of The Mack Company and Starwood Lodging's $1.8 billion acquisition of Westin Hotels & Resorts from a group of prominent private real estate investors. A critical factor in most of these transactions is that sellers are receiving stock in exchange for their equity interest, thereby becoming major shareholders of the combined company.

     Headline news was made from the largest combination of public real estate companies ever announced; Equity Office Properties (EOP), with a $7 billion market capitalization, agreed to acquire Beacon Properties for $3 billion in stock. This combination appears to make a great deal of sense due to a number of healthy strategic and financial underpinnings. This acquisition will enable EOP to accelerate its strategy of building a nationwide office franchise while eliminating a strong competitor in the process. Like most mergers, there are significant economies of scale and reductions in overhead that will be realized. Additionally, Beacon has a substantial investment pipeline and the merged company will have cross-marketing and ancillary revenue opportunities. After a brief period of uncertainty, the market's reaction to the merger has been very positive -- setting the stage for several more such strategic mergers in the future.

     In a year where a record amount of equity capital has already been raised for REITs, the second largest REIT IPO occurred when Boston Properties went public, raising $900 million. Equity Office also came public, raising 'only' $600 million; but following its merger with Beacon, EOP will become the largest publicly-traded real estate company. Interestingly, Equity Office had originally been formed entirely with institutional capital, whose investors agreed to accept publicly-traded shares in exchange for their private interests. In the near future we expect to see several more institutional advisers, whose

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                       COHEN & STEERS REALTY SHARES, INC.

clients' portfolios represent tens of billions of dollars, attempt to securitize both these portfolios and the value of their management interests. It is notable that one such plan was derailed when Simon DeBartolo Group purchased Retail Property Trust, pre-empting this private REIT's plan to merge with two other private companies and go public. Simon DeBartolo's motivations in this transaction were largely the same as EOP's with regard to Beacon.

     The highly successful initial public offerings of Security Capital Group and LaSalle Partners also represent important events. While their businesses are uniquely different, they are the first institutional managers of real estate assets to come public, a clear endorsement of public market ownership of real estate investment and management organizations. We understand that other such property management and investment companies and providers of essential services to the industry are contemplating public offerings. In short, almost the entire infrastructure of the real estate industry is in the process of becoming part of the public market.

     So far in 1997, the market capitalization of the universe of the 172 equity REITs has expanded by 47% to $132 billion, from $90 billion at year-end 1996. In the same period, the number of companies in existence grew by only six, indicating that growth has primarily been the result of existing companies getting substantially larger. The sources of growth have been equity offerings, issuance of shares in exchange for property, and share price appreciation. These sources should continue contributing to the industry's growth, in our opinion.

INVESTMENT OUTLOOK

     Strong real estate fundamentals, combined with the record acquisitions taking place in the industry, are enhancing the rate of earnings per share growth of the major companies. While some of this growth comes from a positive spread between the company's cost of capital and its return on new investments, there is more to the story. The greater benefit of many property acquisitions is the profit that comes from the application of better management and financial techniques, as well as economies of scale and enhanced revenue opportunities. In addition, most REITs are acquiring properties at prices which are lower than replacement cost and represent good going-in returns. Importantly, these acquisitions are occurring at a point in the cycle where there are strong prospects for increasing rental income and rising value.

     Thus it appears that the industry is poised to enjoy substantial and sustainable growth in terms of both absolute size and per share earnings. While many nay-sayers have suggested that REITs are becoming too big and are facing more limited growth prospects as a result, just the opposite has occurred. Larger REITs have been able to make ever larger acquisitions, build larger and more efficient organizations, and access lower cost capital in the process. And the industry appears to have a very long way to go; by most measures, less than 10% of the nation's eligible commercial real estate is publicly owned. The growing acceptance of the REIT structure makes the eventual securitization of much of the balance all the more likely. Whereas the largest REITs today barely qualify as 'mid-cap' companies, we believe that they are well on the way to becoming large capitalization companies on the scale of some of America's largest and most prominent industrial and financial organizations.

     Despite this positive outlook, investors should be aware of several warning signs that temper our near-term enthusiasm. As we have discussed in the past, most property markets are now at or near equilibrium, which indicates to us that real estate investment returns, on average, are likely to revert to lower levels than those realized over the past several years. Despite that tempered outlook, valuations by most measures have risen over the past two years. Illustrative of this, the NAREIT Equity REIT Index dividend yield at the end of September was 5.45%, the lowest in its 25-year history. We would note, however, that

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                       COHEN & STEERS REALTY SHARES, INC.

REITs today look totally different from any time in the past and that current REIT valuation measures relative to both the stock and bond markets remain very attractive, particularly in light of their growth prospects.

     As we have learned in prior periods of improved valuations, REIT underwriting activity tends to increase dramatically, causing temporary supply pressures which may suppress prices of existing REITs. We anticipate over $5 billion of such offerings between now and year end. Offsetting this potential tide of equity issuance is the increasing demand for REIT shares on the part of a broad base of institutional investors and mutual funds seeking the unique investment characteristics that REITs offer. Taken in the context of the large universe of potential buyers, it is quite possible that the supply of equity could be easily absorbed. This will certainly be an important test of the true depth of the REIT market.

     It is for these reasons that, while we continue to remain fully invested, we are more narrowly focused on the leading companies which we believe will be able to multiply their asset bases on a profitable basis over the coming years. In retrospect, over the past seven years our industry has provided investors with unprecedented growth and profitability that even the most optimistic could not have foreseen. Having come this far, we believe that our industry's future growth prospects are as bright as ever. It is our goal to participate in this growth in the fullest and most prudent fashion.

Sincerely,

                        /s/ Martin Cohen                   /s/ Robert H. Steers
                        MARTIN COHEN                       ROBERT H. STEERS
                        President                          Chairman

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                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                             NUMBER OF
                                                                               SHARES                  VALUE
                                                                           --------------          --------------
EQUITIES                                                    98.19%
     APARTMENT/RESIDENTIAL                                  16.57%
          Apartment Investment & Management Co. ..................             1,637,000           $   59,136,625
          Avalon Properties.......................................             2,722,800               81,003,300
          BRE Properties..........................................             1,045,600               29,603,550
          Bay Apartment Communities...............................               718,000               28,675,125
          Camden Property Trust...................................               766,200               23,464,875
          Charles E. Smith Residential Realty.....................               915,900               31,140,600
          Colonial Properties Trust...............................             1,712,800               51,169,900
          Columbus Realty Trust...................................               777,600               18,808,200
          Equity Residential Properties Trust.....................               405,200               22,108,725
          Essex Property Trust....................................             1,335,700               46,499,056
          Irvine Apartment Communities............................             1,231,800               41,111,325
          Post Properties.........................................             1,137,900               45,231,525
          Security Capital Pacific Trust..........................             1,185,000               27,847,500
          Sun Communities.........................................             1,030,100               36,954,838
                                                                                                   --------------
                                                                                                      542,755,144
                                                                                                   --------------
     DIVERSIFIED                                            10.35%
          *Catellus Development Corp..............................             1,494,100               31,002,575
          *Crescent Operating.....................................               382,700                7,701,838
          Newhall Land & Farming Company..........................             1,617,800               39,029,425
          *Security Capital Group -- Class B......................             1,096,200               37,681,875
          *Security Capital Group -- Class B Warrants (expires
            9/18/98)..............................................               181,262                1,450,099
          *Security Capital U.S. Realty...........................             2,738,100               40,797,690
          Vornado Realty Trust....................................             2,135,800              181,409,512
                                                                                                   --------------
                                                                                                      339,073,014
                                                                                                   --------------
     HEALTH CARE                                             2.14%
          Healthcare Realty Trust.................................               490,400               13,945,750
          *Sunrise Assisted Living................................             1,553,500               56,120,187
                                                                                                   --------------
                                                                                                       70,065,937
                                                                                                   --------------
     HOTEL                                                   3.92%
          *Bristol Hotel Co. .....................................             1,578,100               44,088,169
          Starwood Lodging Trust..................................             1,466,600               84,237,837
                                                                                                   --------------
                                                                                                      128,326,006
                                                                                                   --------------
     INDUSTRIAL                                              5.93%
          CenterPoint Properties Corp. ...........................             1,621,500               58,880,719
          EastGroup Properties....................................               814,650               17,820,469
          Meridian Industrial Trust...............................             1,006,000               25,778,750
          Security Capital Industrial Trust.......................             2,571,700               59,952,756
          Weeks Corp..............................................               966,700               31,659,425
                                                                                                   --------------
                                                                                                      194,092,119
                                                                                                   --------------

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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                             NUMBER OF
                                                                               SHARES                  VALUE
                                                                           -------------           --------------
     OFFICE                                                 24.24%
          Arden Realty Group......................................             3,058,500             $ 95,960,438
          Beacon Properties Corp. ................................             2,216,100              101,525,081
          Boston Properties.......................................               880,500               28,891,406
          Brandywine Realty Trust.................................             1,368,700               32,763,256
          Cali Realty Corp........................................             3,152,200              131,210,325
          CarrAmerica Realty Corp.................................             2,242,100               71,747,200
          Cousins Properties......................................             1,564,500               46,837,219
          Crescent Real Estate Equities...........................             3,826,400              153,534,300
          Equity Office Properties Trust..........................               618,600               20,993,737
          Highwoods Properties....................................             2,552,100               90,280,538
          SL Green Realty Corp. ..................................               777,100               20,107,462
                                                                                                   --------------
                                                                                                      793,850,962
                                                                                                   --------------
     OFFICE/INDUSTRIAL                                       7.54%
          Reckson Associates Realty Corp. ........................             2,831,200               75,380,700
          Spieker Properties......................................             3,230,500              131,037,156
          TriNet Corporate Realty Trust...........................             1,149,500               40,376,188
                                                                                                   --------------
                                                                                                      246,794,044
                                                                                                   --------------
     SELF STORAGE                                            3.71%
          Public Storage..........................................             4,099,400              121,444,725
                                                                                                   --------------
     SHOPPING CENTER                                        23.79%
       COMMUNITY CENTER:                                     6.34%
          Developers Diversified Realty Corp......................             2,191,700               87,668,000
          Federal Realty Investment Trust.........................               432,800               10,901,150
          Kimco Realty Corp. .....................................             1,906,900               66,383,956
          Regency Realty Corp. ...................................               912,400               24,406,700
          Weingarten Realty Investors.............................               459,400               18,347,288
                                                                                                   --------------
                                                                                                      207,707,094
                                                                                                   --------------
       FACTORY OUTLET CENTER:                                0.92%
          Chelsea GCA Realty......................................               724,400               30,243,700
                                                                                                   --------------
       REGIONAL MALL:                                       16.53%
          CBL & Associates Properties.............................             1,340,600               34,771,813
          General Growth Properties...............................             2,954,300              109,309,100
          JP Realty...............................................             1,101,900               28,167,319
          Macerich Co.............................................             1,913,800               55,260,975
          Rouse Co................................................             4,780,800              148,204,800
          Simon DeBartolo Group...................................             2,385,900               78,734,700
          Taubman Centers.........................................             1,608,000               20,602,500
          The Mills Corp. ........................................             1,293,800               33,396,212
          Urban Shopping Centers..................................             1,030,300               32,969,600
                                                                                                   --------------
                                                                                                      541,417,019
                                                                                                   --------------
            TOTAL SHOPPING CENTER.................................                                    779,367,813
                                                                                                   --------------
                 TOTAL EQUITIES (Identified
                    cost -- $2,470,662,554).......................                                  3,215,769,764
                                                                                                   --------------

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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                             PRINCIPAL
                                                                               AMOUNT                  VALUE
                                                                           -------------           --------------
     COMMERCIAL PAPER                                        3.43%
          Dillard's, Inc., 6.00%, 10/1/97.........................          $  9,931,000           $    9,931,000
          Leggett & Platt, Inc., 6.00%, 10/1/97...................            53,100,000               53,100,000
          Michigan Consolidated Gas Co., 6.00%, 10/1/97...........            22,248,000               22,248,000
          Pacific Mutual, 6.00%, 10/1/97..........................            17,000,000               17,000,000
          Phelps Dodge Corp., 6.00%, 10/1/97......................            10,000,000               10,000,000
                                                                                                   --------------
            TOTAL COMMERCIAL PAPER (Identified
               cost -- $112,279,000)..............................                                    112,279,000
                                                                                                   --------------
TOTAL INVESTMENTS (Identified cost -- $2,582,941,554).............                101.62%           3,328,048,764
LIABILITIES IN EXCESS OF OTHER ASSETS.............................                 (1.62)%            (52,895,048)
                                                                          ----------------         --------------
NET ASSETS (Equivalent to $51.77 per share based on 63,264,848
  shares of capital stock outstanding)............................                100.00%          $3,275,153,716
                                                                          ----------------         --------------
                                                                          ----------------         --------------

------------

*  Non-income producing security.

                            FINANCIAL HIGHLIGHTS`D'
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                                                           NET ASSET VALUE
                                                                               TOTAL NET ASSETS               PER SHARE
                                                                        -------------------------------    ----------------
NET ASSET VALUE:
Beginning of period: 12/31/96........................................                    $2,036,378,585              $45.09
     Net investment income...........................................   $  80,288,823                      $ 1.32
     Net realized and unrealized gain on investments.................     408,430,705                        6.77
     Distributions from net investment income........................     (85,824,505)                      (1.41)
                                                                                                           ------
     Capital stock transactions:
          Sold.......................................................   1,662,578,898
          Distributions reinvested...................................      73,775,754
          Redeemed...................................................    (900,474,544)
                                                                        -------------
Net increase in net asset value......................................                     1,238,775,131                6.68
                                                                                         --------------              ------
End of period: 9/30/97...............................................                    $3,275,153,716              $51.77
                                                                                         --------------              ------
                                                                                         --------------              ------

------------

`D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

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                                       6



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                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112

NASDAQ Symbol: CSRSX

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under the Fund's abbreviation 'C&SRlty'.

This report is authorized for delivery to other than shareholders of Cohen & Steers Realty Shares, Inc. only when accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund.

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                              [COHEN & STEERS LOGO]

                                QUARTERLY REPORT
                               SEPTEMBER 30, 1997

                                COHEN & STEERS
                                 REALTY SHARES
                                757 THIRD AVENUE
                               NEW YORK, NY 10017

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                                  U.S. Postage
                                      PAID
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                            STATEMENT OF DIFFERENCES

       The dagger symbol shall be expressed as..................`D'